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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 2, 2004

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      0-8483                  34-1017531
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 2, 2004, Ceres Group, Inc. issued a press release regarding earnings for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired
         (b) Pro Forma Financial Information
         (c) Exhibits

             Exhibit 99.1    Press Release, dated November 2, 2004,
                             announcing earnings for the third quarter and nine months ended September 30, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CERES GROUP, INC.



                                                     /s/ Kathleen L. Mesel
                                                     ---------------------
                                                     By:  Kathleen L. Mesel
                                                     Its: Corporate Secretary

Dated:  November 3, 2004